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                                                                Exhibit 10.3

         THIS INDENTURE made the 12th day of February, 1993.

BETWEEN:

                            ORLANDO CORPORATION
                     a company incorporated under the
                      laws of the Province of Ontario

                    (Hereinafter called the "Landlord"),

                                                              OF THE FIRST PART;

                                  - and -

                      EXCELLE BRAND FOODS CORPORATION
                     a company incorporated under the
                      laws of the Province of Ontario

                     (Hereinafter called the "Tenant"),

                                                             OF THE SECOND PART;


                        ARTICLE I - DEMISE AND TERM

Premises
    1.01 WITNESSETH that in consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of the Tenant to be paid, observed and performed, the Landlord does demise and lease unto the Tenant and the Tenant leases from the Landlord, the Leased Premises.

Term
    1.02 To have and to hold the Leased Premises for and during the term of 10 years commencing on the 15th day of March, 1993 and ending on the 14th day of March, 2003 and ending on the 14th day of March, 2003.

Option to Renew
    1.03 If not then in default the Tenant shall have the option to renew the Lease for two consecutive terms of five (5) years each upon the same terms and conditions contained in this Lease except:

    (a) there shall be no further right to renew after the second renewal term; and


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    (b)  the Basic Rent payable by the Tenant during each
         renewal period shall be fair market rent as of the date of commencement of the renewal term based on similar term, premises and location as for the Leased Premises, provided in no event shall the Basic Rent for the renewal period be less than as provided for in the immediately preceding period. If the Landlord and the Tenant cannot agree on the Basic Rent for the renewal term at least ninety (90) days prior to the commencement of the renewal term, the Basic Rent for such renewal period shall be determined by arbitration as hereinafter set out:

         Each of the Landlord and Tenant shall at once agree upon the appointment of an arbitrator and shall submit the dispute to the arbitrator for determination in accordance with the provisions of the Arbitrations Act of Ontario. The decision of the arbitrator so appointed shall be final and binding upon the Landlord and Tenant who covenant one with the other that such dispute shall be decided by arbitration alone and not by recourse to any court by action at law. If within a reasonable time the Landlord and Tenant do not agree upon an arbitrator, the arbitrator may, upon petition of either the Landlord or the Tenant, be appointed by a judge of the Ontario Court (General Division). The cost of arbitration shall be apportioned between the Landlord and the Tenant equally.

    In order to exercise each renewal option, the Tenant shall be required to give notice to the Landlord thereof in writing not less than twelve (12) months prior to the expiry of the initial Term of the Lease in the case of the first renewal option and not less than twelve
(12) months before the expiry of the first renewal term in the case of the second renewal option.

Acceptance
of Premises
    1.04 The Tenant shall examine the Leased Premises before taking possession hereunder and such taking of possession shall be conclusive evidence as against the Tenant that at the time thereof the Leased Premises were in good order and satisfactory condition and that all promises, representations and undertakings by or binding upon the Landlord with respect to any alteration, remodeling or decorating of or installation of fixtures in the Leased Premises, have been fully satisfied and performed by the Landlord. The Tenant acknowledges that the existing leasehold improvements, if any, are acceptable and that the Tenant is taking possession of the Leased Premises as is, subject to the provisions of Schedule "D" hereto and Section 6.04 herein.

                 ARTICLE II - LANDLORD AND TENANT COVENANTS

Landlord Covenants
    2.01 If the Tenant pays the Rent hereby reserved and performs the covenants herein on its part contained, the Tenant shall and may peaceably possess and enjoy the Leased Premises for the Term hereby granted without any interruption or disturbance from the


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    Landlord or any other person or persons lawfully claiming by, from or under the Landlord.


Tenant Covenants
    2.02 The Tenant covenants to pay Rent and all other charges provided for in this Lease on their due dates and to observe and perform all of the covenants and provisions of this Lease on its part to be observed and performed.

                             ARTICLE III - RENT


Intent of Lease
    3.01 This is a carefree net lease to the Landlord, except as expressly hereinafter set out and it is the mutual intention of the parties hereto that the Basic Rent herein provided to be paid shall be net to the Landlord clear of all taxes, costs and charges arising from or relating to the Leased Premises, save as hereinafter expressly set out. Charges of a kind personal to the Landlord such as taxes assessed on the income of the Landlord, estate, capital, and inheritance tax and similar taxes and principal and interest payments to be made by the Landlord in satisfaction of mortgages now or hereinafter registered against the Leased Premises shall not be the responsibility or obligation of the Tenant.

Basic Rent
    3.02 Yielding and saying therefor yearly and every year during the Term unto the Landlord as Basic Rent for the Leased Premises the following amounts:

    (a) For year 1 of the Term (commencing June 15th, 1993 and ending June 14th, 1994) the sum of $100,000.00 of lawful money of Canada to be paid in advance in equal monthly instalments of $8,333.33 an the first day of each and every month during this portion of the Term; and

    (b) For years 2 to 5 inclusive of the Term (commencing June 15th, 1994 and ending June 14th, 1998) the sum of $149,496.00 of lawful money of Canada to be paid in advance in equal monthly instalments of $12,458.00 on the first day of each and every month during this portion of the Term; and

    (c) For years 6 to 10 inclusive of the Term (commencing June 15th, 1998 and ending March 14th, 2003) the sum of $224,244.00 of lawful money of Canada to be paid in advance in equal monthly instalments of $18,687.00 on the first day of each and every month during this portion of the Term.

    The first payment of Basic Rent shall be made on the 15th day of June, 1993.


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    If the Term commences on any day other than the first or ends on any day other than the last day of a month, Basic Rent and Additional Rent for the fractions of a month at the commencement and at the end of the Term shall be adjusted pro rata on a per diem basis.

Additional Rent
    3.03 The Tenant shall pay Additional Rent due and owing to the Landlord within ten (10) days of written demand therefor or as otherwise hereinafter expressly set out and all other Additional Rent on the due date thereof. Additional Rent shall commence to accrue as of the commencement date of the Term.

Deposit
    3.04 The Landlord acknowledges receipt of the sum of $27,603.31 being:

    (a) $8,333.33 to be held without interest by the Landlord and to be applied on account of the Basic Rent for the first month of the Term; and

    (b) $18,687 to be held by the Landlord as security for the full and faithful performance by the Tenant of all the agreements, terms, covenants and conditions herein set forth and applied against expenses or other costs or damages incurred by the Landlord and to be payable as liquidated damages and not as penalty, upon forfeiture, default or early termination without prejudice to any further claims by the Landlord for damages and any remedy for recovery thereof. In the event the Tenant observes and performs the terms and conditions of this Lease, such money shall be applied on account of Basic Rent for the last month of the Term. The Landlord shall accrue interest on the amount set out in this subparagraph at the rate of 5% per annum, which amount shall be credited to the Tenant at the expiration of the Term.

Payments to Landlord
    3.05 All payments to be made by the Tenant to the Landlord under this Lease shall be made at the address hereinafter designated or, at such other place or places as the Landlord may designate in writing, and to the Landlord or to such agent of the Landlord as the Landlord shall from time to time direct.

Overdue Rent
    3.06 The Tenant shall pay the Landlord interest on all overdue Rent, all such interest to be calculated from the date upon which the amount is first due hereunder until actual payment thereof and at a rate being the lesser of five percent (5%) per annum in excess of the minimum lending rate to prime commercial borrowers charged by the Landlord's bank from time to time and the rate permitted by law.

Set-Off
    3.07 All Rent payable by the Tenant to the Landlord shall be paid without deduction, set-


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    off or abatement except as expressly hereinafter provided.

Adjustments
    3.08 Upon the termination of this Lease other than by reason of default of the Tenant, the Landlord and Tenant shall pro-rate, adjust, apportion and allow between themselves all items of Taxes, insurance, water rates and other matters of a similar nature, to the intent and purpose that the Tenant shall bear the burden thereof until it shall deliver up possession on the termination of this Lease or of any holding over hereunder and not afterwards.

                             ARTICLE IV - TAXES

Taxes Payable
by Landlord

    4.01 The Landlord shall pay the Taxes charged on the Leased
    Premises to the applicable taxing authority, subject to reimbursement by the Tenant as hereinafter set out. The Landlord shall have no obligation to contest or litigate the imposition of any Taxes.

Taxes Payable
by Tenant
    4.02 The Tenant shall pay as Additional Rent, the amount calculated by multiplying the assessment for the Leased Premises by the applicable mill rate, which amount shall, for the purposes of this paragraph only and notwithstanding anything else herein contained, be the Tenant's "Proportionate Share" of Taxes for the Leased Premises. In the first year of the Term only, the Tenant shall be responsible for Taxes in respect of 50,000 square feet of the Leased Premises only.

Tenant's Business
and Other Taxes

    4.03 In addition to the Taxes payable by the Tenant pursuant to
    Section 4.02, the Tenant shall pay to the lawful taxing authorities in the case of taxes payable pursuant to paragraph
    (a) and (b) hereof and to the Landlord in the case of taxes payable pursuant to paragraph (c) hereof:

    (a) all taxes, rates, duties, assessments and other charges that are levied, rated, charged or assessed against or in respect of all improvements, requirement and facilities of the Tenant on or in the Leased Premises, the Lands or the Building or any part thereof; and

    (b) every tax and license fee which is levied, rated, charged or assessed against or in respect of and every business carried on in the Leased Premises or in respect of the


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         use or occupancy thereof or any part of the Lands or the Building by the Tenant and every sub-tenant or licensee of the Tenant and whether in any case, any such taxes, rates, duties, assessments or license fees are rated, charged or assessed by any federal, provincial, municipal, school or other body during the Term; and

    (c) the full amount of any taxes in the nature of a business transfer tax, value added tax, sales tax or any other tax levied, rated, charged or assessed in respect of the Rent payable by the Tenant under this Lease or in respect of the rental of space under this Lease, whether characterized as a goods and services tax, sales tax, value added tax, business transfer tax or otherwise.
Payment
of Taxes
    4.04 (a) The Landlord shall be entitled at any time or times in any Year, upon at least fifteen (15) days notice to the Tenant to require the Tenant to pay to the Landlord the Tenant's Proportionate Share of the Taxes for such Year in equal monthly instalments. Such monthly amount shall be determined by dividing the Tenant's
              Proportionate Share of Taxes by the number of months for the period from January lst in each Year of the Term until the due date of the final instalment of Taxes as established by the applicable taxing authority from time to time in each Year ("Instalment Period") and shall be paid by the Tenant to the Landlord, monthly as Additional Rent, on the date for payment of monthly rental payments during the Instalment Period.
              The Landlord shall be entitled subsequently during such Year, upon at least fifteen (15) days notice to the Tenant, to revise its estimate of the amount of increase in such Taxes and the said monthly instalment shall be revised accordingly. All amounts received under this provision in any Year on account of the estimated amount of such Taxes shall be applied in reduction of the actual amount of such Taxes for such Year. If the amount received is less than the Tenant's Proportionate Share of the actual Taxes, the Tenant shall pay any deficiency to the Landlord as Additional
              Rent within fifteen (15) days following receipt by the Tenant of notice of the amount of such deficiency. If the amount received is greater than the Tenant's
              Proportionate Share of the actual Taxes, the Landlord shall either refund the excess to the Tenant as soon as possible after the end of the Year in respect of which such payments were made or, at the Landlord's option, shall apply such excess against any amounts owing or becoming due to the Landlord by the Tenant.

         (b) Taxes payable pursuant to Section 4.03 (a) and (b) shall be paid by the Tenant when due if separate tax bills are issued and otherwise shall be paid to the Landlord within ten (10) days written demand therefor; and

         (c) Taxes payable pursuant to Section 4.03 (c) shall be paid to the Landlord


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              within ten (10) days written demand therefor or at such time or times as the Landlord from time to time determines by notice in writing to the Tenant.

         (d) if the Term of this Lease commences or ends on any day other than the first or last day, respectively, of a Year, the Tenant shall be liable only for the portion of the Taxes for such Year as falls within the Term, determined on a per diem basis.

Appeal of Assessment
    4.05 The Tenant shall have the right to contest at its own expense (and in the name of the Landlord, if necessary) by appropriate legal proceedings the validity of any Taxes and if the payment of such Taxes may legally be held in abeyance without subjecting the Landlord to any liability of whatever nature for failure to so pay, the Tenant may postpone such payment until the formal determination of any such proceedings provided they be prosecuted with all due diligence and dispatch. The Landlord shall execute all powers of attorney and other documents or proceedings necessary or useful in order to permit the Tenant to contest, at its own expense in its own name or in the Landlord's name, the validity of any Taxes. Nothing herein shall oblige the Tenant or the Landlord to contest the validity of such Taxes.

                     ARTICLE V - HEATING AND UTILITIES

Utility Charges
    5.01 The Tenant shall pay to the suppliers thereof on the due dates, all charges for telephone, electric current and all other utilities supplied to or used in connection with the Leased
    Premises.

Heating
    5.02 The Tenant shall maintain the temperature in the Leased
    Premises at a reasonable level to avoid damage occurring in or to the Leased Premises.

Service Contracts
    5.03 The Tenant covenants and agrees to take out a standard servicing contract with a capable company for the service and maintenance of heating units and furnaces and air conditioning equipment in the Leased Premises, such contract to include the monthly cleaning of exchangers and the replacement of filters, and to keep such contract in force for the Term of the within Lease or any renewal thereof. The Tenant agrees to provide the Landlord with a copy of the aforesaid servicing contract. In the event that during the Term of the Lease or any renewal thereof, any of the heating units, furnaces or air conditioning equipment require replacement (unless such replacement is caused by the Tenant's use of the Leased Premises), new units are to be installed at the cost of the Landlord and the annual amortized cost of such replacement, amortized over a period of 10 years, shall be paid by the Tenant annually as Additional Rent to the Landlord over the


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    balance of the Term.

              ARTICLE VI - MAINTENANCE, REPAIR AND ALTERATIONS

Repairs and
Replacements by Tenant
    6.01 The Tenant shall make all necessary replacements to and repair the Leased Premises in all respects both inside and outside including repairing and replacing the drains and sanitary sewers, repairing the heating and water apparatus, air-conditioning and all fixtures and additions thereto in a state of repair and condition to the same extent as would a careful owner in occupation. For the first 5 years of the Term the Tenant shall only be responsible for up to $5,000.00 per annum in respect of any repairs to the roof of the Leased Premises as determined by the Landlord acting reasonably and the Landlord shall be responsible for the balance of such costs, if any, over the aforesaid sum of $5,000.00. If the roof, in the opinion of the Landlord acting reasonably, requires replacement during the first 5 years of the Term, the Landlord shall replace the roof at its cost and the Tenant shall pay the annual amortized amount thereof, based on a 10 year amortization period, to the Landlord as Additional Rent. In the event of any dispute between the Landlord and the Tenant with respect to the need for or extent of such repairs or replacements, the dispute shall be settled by arbitration in the same manner as provided for in
    Section 1.03 hereof. For the remainder of the Term and any renewal term, the Tenant shall be fully responsible for all costs associated with the repair or replacement of the roof of the Leased Premises, maintenance by Tenant

Maintenance by Tenant
    6.02 The Tenant shall at all times during the Term at its own cost and expense keep or cause to be kept, the Leased Premises well maintained, clean and tidy, including without limiting the generality of the foregoing, keeping the Building properly painted and decorated and otherwise presentable and of good appearance, the driveways and parking areas free and clear of snow and ice, and the lawn, trees and shrubs in good order and condition, all to the standards of a first class industrial building and in accordance with all the requirements of this Lease and the reasonable requirements of the Landlord, its insurers and governmental authorities having jurisdiction.

View and Repair
    6.03 The Tenant shall allow the Landlord or its duly appointed agent and work people at reasonable times on 48 hours prior notice (except in cases of emergency in which case no notice shall be required) to enter the Leased Premises and view the state of repair and the Tenant shall repair as aforesaid according to notice in writing, provided always that if the Tenant shall not within fifteen (15) days after service of such notice, commence and proceed diligently with the execution of the repairs and works mentioned in such notice, it shall be lawful for the Landlord to enter upon the Leased Premises and execute such repairs and works and to charge the cost thereof to the Tenant. In order to protect the


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    confidentiality of the Tenant's business on the Leased Premises and notwithstanding anything contained herein, it is agreed that a representative of the Tenant shall be present at all such viewings and neither the Landlord or its representatives shall be entitled to make any type of reproductive matter relating to the Tenant's business operations on the Leased Premises.

Repairs by Landlord
    6.04 The Landlord shall be responsible for the repair and replacement of the footings, foundations bearing walls, structural columns and beams and roof frame only of the Leased Premises unless such repairs or replacements are necessitated by the negligence of the Tenant or those for whom in law it is responsible.

Alterations
    6.05 The Tenant shall not, without the prior written approval of the Landlord make any installations, alterations, additions, partitions, repairs or improvements in or to the Leased Premises, including doing anything which might affect the structural portions of the Leased Premises or the electrical, lighting, heating, ventilating, air-conditioning, sprinkler, fire protection or other systems therein; the Tenant's request for approval shall be in writing and accompanied by an adequate description of the contemplated work, and where appropriate, working drawings and specifications therefor; the Landlord's costs of having its architects, engineers or others examine such drawings and specifications shall be payable by the Tenant upon demand as Additional Rent; the Landlord may require that any or all work to be done hereunder in respect of the link between the two buildings comprising the Leased Premises and truck doors, be done by the Landlord's contractors or workmen or by contractors or workmen engaged by the Tenant but first approved by the Landlord, and all work shall be subject to inspection by and the reasonable supervision of the Landlord including a reasonable supervision fee of the Landlord to be paid by the Tenant and shall be performed in accordance with all laws and any reasonable conditions and regulations imposed by the Landlord and shall be completed in a good and workmanlike manner and with reasonable diligence in accordance with the approvals given by the Landlord; any connections of apparatus to the base electrical, plumbing, heating, ventilating or air-conditioning systems shall be deemed to be an alteration within the meaning of this Section. The Tenant shall, at its own cost and before commencement of any work, obtain all necessary building or other permits and keep same in force. The maximum fee payable by the Tenant in respect of inspection or supervisory work performed by the Landlord, its agents, servants, workmen, or employees shall not exceed $500.00.

Removal of Fixtures
and Improvements
    6.06 Leasehold Improvements shall immediately become the property of the Landlord upon affixation or installation without compensation therefor to the Tenant but the Landlord is under no obligation to repair, maintain or insure such Leasehold


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    Improvements.  Such Leasehold Improvements shall not be removed from the Leased Premises either during or at the expiration or earlier termination of the Term, except that the Tenant shall, at the end of the Term remove such Leasehold Improvements installed or constructed after the commencement of the Term as the Landlord may require to be removed. The Tenant may, during the Term or at the expiration of the Term remove its trade fixtures provided that the Tenant is not in default under this Lease and, in the case of removal during the Term, such trade fixtures are immediately replaced by trade fixtures of equal or better value. Any removal of such Leasehold Improvements and the Tenant's trade fixtures shall be done at the Tenant's sole cost and expense and the Tenant shall make good any damage caused to the Leased Premises or any part thereof by the installation or removal of such Leasehold Improvements and trade fixtures. If the Tenant does not remove its trade fixtures at the expiration or earlier termination of the Term (which the Tenant is entitled to so remove) the trade fixtures shall, at the option of the Landlord, become the property of the Landlord and may be removed from the Leased Premises and sold or disposed of by the Landlord in such manner as it deems advisable. For greater certainty, the Tenant's trade fixtures shall not include any heating, ventilating and air-conditioning equipment or other building services or floor covering affixed to the floor of the Leased Premises. The obligations of the Tenant set forth herein shall survive the expiry or other termination of the Term.

Construction Liens
    6.07 The Tenant covenants to pay promptly all its contractors and material men and do any and all things necessary to minimize the possibility of a lien attaching to the Leased Premises or to any part of the Building or the Lands and, should any such lien be made or filed, the Tenant shall discharge the same forthwith (after notice thereof is given to the Tenant) at the Tenant's expense. In the event the Tenant shall fail to cause any such lien to be discharged as aforesaid, then, in addition to any other right or remedy of the Landlord, the Landlord may, but it shall not be so obligated vacate same by paying the amount claimed to be due into Court and the amount so paid by the Landlord and all costs and expenses including solicitor's fees (on a solicitor and his client basis), incurred herein for the discharge of such lien shall be due and payable by the Tenant to the Landlord as Additional Rent on demand.

Repairs on Termination, etc.
    6.08 At the expiration or sooner termination of the Term, the Tenant shall, at its own expense:

    (a) deliver up possession of the Leased Premises to the Landlord in the same condition in which the Tenant is required hereunder to repair and maintain the Leased Premises reasonable wear and tear excepted, together with all Leasehold Improvements which the Tenant is required or permitted to leave therein or hereon free and clear of all encumbrances and in a clean and tidy condition and free of all rubbish and to deliver to the Landlord all keys and security devices;


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    (b)  remove any materials which may be deemed by any applicable legislation as contaminated or hazardous and which have been brought on to the Leased Premises by the Tenant or which are a result of the Tenant's use or occupation of the Leased Premises; and

    (c) remove any storage and/or holding tanks whether above ground or below ground and all pits from the Leased Premises which were installed by the Tenant, at the option of the Landlord.

    (d) restore the floors of the Leased Premises to the condition of the floors as of the date of this Lease and to remove all equipment and machinery and repair any damage caused by such removal.

    The covenants contained in this Section shall survive the expiry or other termination of the Term.

                   ARTICLE VII - ASSIGNING AND SUBLETTING

Assigning or Subletting
    7.01 (a) The Tenant shall not assign this Lease or sublet or franchise, license, grant concessions in, or otherwise part with or share possession of the Leased Premises, or any part thereof, without the prior written consent of the Landlord; at the time the Tenant requests such consent the Tenant shall deliver to the Landlord such information in writing (the "required information") as the Landlord may reasonably require, including a copy of the proposed offer or agreement, if any, to assign or sublet or otherwise and the name, address and nature of business and evidence as to the financial strength of the proposed assignee or subtenant. In no event shall any assignment of the Lease release the Tenant from its obligations fully to perform all the terms, conditions and covenants of this Lease.

    PROVIDED however, and it is made a condition to the giving of such consent that:

         (i) The proposed assignee or sublessee of this Lease shall agree in writing to assume and perform all of the terms, covenants, conditions and agreements by this Lease imposed upon the Tenant herein in a form to be approved by the solicitor for the Landlord;

        (ii) The Tenant shall pay the Landlord all reasonable legal fees in connection with the assignment;

       (iii) The consent of the Landlord is not a waiver of the requirement of the Landlord's consent for subsequent assignments of the Lease or subletting


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              of the Leased Premises;

        (iv) The acceptance by the Landlord of Rent from an assignee or sublessee without the Landlord's consent shall not constitute a waiver of the requirement of such consent nor an acceptance of such party as the Tenant;

         (v)  If the assignment of Lease or subletting of the Leased
              Premises does not take place within sixty (60)    days
              of the giving of consent by the Landlord the consent shall expire and become null and void; and

        (vi) if the Lease is disaffirmed, disclaimed or terminated by any trustee in bankruptcy of an assignee or sublessee, the original Tenant named in this Lease will be deemed on notice from the Landlord given within sixty (60) days from the date of such disaffirmation, disclaimer or termination to have entered into a Lease with the Landlord containing the same terms and conditions as in this Lease.

    (b) If an assignment or subletting occurs without the consent of the Landlord when required, the Landlord may collect Rent from the party in whose favour the assignment or subletting was made and apply the net amount collected to the Rent herein reserved but no such assignment or subletting will be considered a waiver of this covenant or the acceptance of the person in whose favour the assignment or subletting was made as a tenant hereunder.

Change of Control
    7.02 If the Tenant is a private corporation and any part in excess of 50% thereof or all of the corporate shares shall be transferred by sale, assignment, operation of law or other disposition or dispositions so as to result in a change in the control of the corporation, such change of control shall be considered an assignment of this Lease and shall be subject to the provisions of Section 7.01 hereof. The Tenant shall make available to the Landlord upon its request a statutory declaration of a senior officer of the Tenant as to the applicability or inapplicability of this section.

Excess Rent
    7.03 In the event that the Basic Rent payable under any sublease or assignment is in excess of the Basic Rent reserved hereunder or is in excess of the proportionate Rent reserved in the event of a sublease of part of the Leased Premises, whether the excess be in the form of cash, goods or services from the subtenant or assignee or anyone acting on its behalf, to pay 50% of such excess to the Landlord immediately upon receipt thereof; in the event that such excess is represented by goods or services rendered to the Tenant or its nominee, the value of those goods or services shall be determined by the Landlord and Tenant and 50% of that value shall be paid in cash to the Landlord immediately herein upon such determination. Notwithstanding the foregoing, if the Tenant is in occupation of at least 50% of the Leased Premises, the Tenant shall not be required to pay the Landlord any excess rent in the case of a subletting.

Mortgage of
Leasehold, etc.
    7.04 The Tenant shall not mortgage, pledge, hypothecate or otherwise encumber all or any portion of the Tenant's interest in this Lease or the Leasehold improvements.

Advertising
Premises
    7.05 The Tenant shall not advertise or allow the Leased Premises or a portion thereof to be advertised as being available for assignment, sublease or otherwise without the prior written approval of the Landlord of the form and content of such advertisement, which approval shall not be unreasonably withheld, provided that no such advertising shall contain any reference to the Rent for the Leased Premises.

Disposition
by Landlord
    7.06 If the Landlord sells the Leased Premises or any part thereof, or assigns this Lease, and to the extent that the covenants and obligations of the Landlord hereunder are assumed by the purchaser or assignee, the Landlord, without further written agreement, will be discharged and relieved of liability under the said covenants and obligations.

                             ARTICLE VIII - USE

Use of Leased
Premises
    8.01 The Tenant shall not use the Leased Premises nor allow the Leased Premises to be used for any purpose other than manufacturing and distribution of food, salad dressings and related business.

Observance
of Law
    8.02 The Tenant shall comply promptly with and conform to the requirements of all applicable statutes, by-laws, laws, regulations, ordinances and orders from time to time or at any time in force during the Term of this Lease and affecting the condition, equipment, maintenance, use or occupation of the Leased Premises and with every applicable regulation, order and requirement of the Canadian Fire Underwriters Association or any body having similar functions or of any liability or fire insurance company by which the Landlord and the Tenant or either of them may be insured at any time during the Term hereof, and, in the event of the default of the Tenant under the provisions of this Section, the Landlord may itself comply with any such requirements as aforesaid and the Tenant will forthwith pay all costs and expenses incurred by the Landlord in this regard and the Tenant agrees that all such costs and expenses shall be recoverable by the Landlord as if the same were Additional Rent reserved and in arrears under this Lease.

Waste and
Nuisance
    8.03 The Tenant shall not do or suffer any waste, damage, disfiguration or injury to the Leased Premises or the fixtures and equipment thereof and shall not use or permit to be used any part of the Leased Premises for any dangerous, noxious or offensive trade or business nor use the Leased Premises in any manner which, in the opinion of the Landlord acting reasonably, is detrimental to the Building, nor keep, sell, use or handle and dispose of any goods or things which may be objectionable nor cause or maintain any nuisance in, at or on the Leased Premises nor cause any annoyance, nuisance or disturbance to the occupiers or owners of any adjoining lands and/or premises and shall store and handle any hazardous waste and contaminants in accordance with applicable governmental regulations. Notwithstanding anything else herein contained, the Landlord acknowledges that the normal conduct of the use set out in Section 8.01 shall not be deemed a breach of this section.

Signs
    8.04 The Tenant may affix a sign or signs to the Building, subject to the approval of the Landlord which shall not be unreasonably withheld and subject to municipal and other governmental regulations in that respect and the Tenant shall remove the same on the expiration of the Term of this Lease, or other sooner termination thereof, provided the Tenant at its expense shall forthwith make good all damages which may be caused or occasioned by such removal and this covenant shall survive the expiry or other termination of the Term.

Outside Storage
    8.05 The Tenant shall not store any goods or matter of any kind outside the Building without the written consent of the Landlord.

Overloading Floors
    8.06 The Tenant covenants that it will not bring upon the Leased Premises or any part thereof any machinery, equipment, article or thing that, by reason of its weight, size, or operation, might damage the Leased Premises and will not at any time overload the floors of the Leased Premises. The Tenant shall remove any such machinery, equipment, article or thing within five (5) days written notice thereof and if any damage is caused to the Leased Premises by any machinery, equipment, article or thing or by overloading, the Tenant shall forthwith repair such damage at its own expense.

                    ARTICLE IX - INSURANCE AND INDEMNITY

Tenant's Insurance
    9.01 The Tenant shall, at its expense, maintain in force during the Term and any renewals thereof in the names of the Tenant, the Landlord and the Landlord's mortgagee, if any, the following insurance:

    (a) comprehensive general liability insurance against claims for personal injury, death or property damage arising out of all operations of the Tenant, (including tenants' legal liability, personal liability, property damage and contractual liability to cover all indemnities and repair obligations) with respect to the business carried on in and from the Leased Premises, in amounts required by the Landlord and any mortgagee of the Building or any part thereof from time to time but in no event more than Three Million Dollars ($3,000,000.00) per occurrence during the initial Term;

    (b) property insurance covering all property owned by the Tenant, or for which the Tenant is responsible pursuant to this Lease, or which has been installed by or on behalf of the Tenant including without limitation all chattels, equipment, furniture, inventory, fixtures and all Leasehold Improvements and all other contents of the Leased Premises, in an amount equal to the full replacement value thereof; and

    (c) such other forms of insurance as may be reasonably required by the Landlord and its mortgagee from time to time.

    Any policy written pursuant to paragraph (a) hereof, shall contain a severability of interest clause and cross-liability clause. All policies shall contain an undertaking by the insurers to notify the Landlord and its mortgagee, if any, in writing not less than thirty (30) days prior to any material change, cancellation or termination thereof.

    The Tenant agrees to furnish upon request from the Landlord verification of compliance with the provisions of this Section 9.01.

Landlord's
Insurance
    9.02 The Landlord shall, throughout the Term, keep at the sole cost and expense of the Tenant, the Building and appurtenances thereto, insured to the following extent:

    (a) against such loss or damage as are customarily insured against under a policy of insurance commonly known as a Multi-Peril or All-Risk policy;

    (b) blanket broad boiler and pressure vessel insurance including repair or replacement;

    (c) rental income protection insurance with respect to fire and other usual perils for which such insurance is customarily issued for a period (as selected by the Landlord) of not less than six (6) months and not more than twelve (12) months for the Basic Rent and other sums payable as Additional Rent under this Lease;

    (d) other casualties as are customarily insured against under insurance contracts normally entered into from time to time during the Term by owners of buildings in the area of a character similar to the Leased Premises for such an amount as in the reasonable opinion of the Landlord is necessary to protect the Landlord against loss or damage.

    Notwithstanding anything herein provided, including the covenant of the Landlord to take out the aforesaid insurance or the contribution of the Tenant to the cost of such insurance, nothing herein shall confer any insurable interest on the Tenant in respect of such insurance and the Tenant acknowledges that it has no right to receive the proceeds or any part thereof from such insurance policies.

Limit of
Landlord's
Liability
    9.03 The Landlord shall not be responsible in any way for any injury to any person (including death) or for any loss of or damage to any property belonging to the Tenant or to other occupants of the Leased Premises or to their respective employees, agents, invitees, licensees or other persons from time to time attending at the Leased Premises while such person or property is in or about the Leased Premises, including without limiting the foregoing, any loss of or damage to any property caused by theft or breakage, or by steam, water, rain or snow or for any loss or damage caused by or attributable to the condition or arrangements of any electric or other wiring or for any damage caused by smoke or for any other loss whatsoever with respect to the Leased Premises, goods placed therein or any business carried on therein.

Limit of
Tenant's
Liability
    9.04 The Tenant shall not be liable to the Landlord for any direct injury, loss or damage required to be insured by the Landlord pursuant to paragraphs (a) or (b) of Section 9.02 to the extent of the proceeds actually recovered by the Landlord under such policies of insurance provided the Landlord has complied with its obligations under Section 9.02 hereof.

Indemnity
    9.05 The Tenant shall promptly indemnify and save harmless the Landlord from any and all liabilities, damages, costs, claims, suits or actions arising out of any breach, violation or non-observance by the Tenant of any of its covenants and such property shall be in or about the Leased Premises including the systems, furnishings and amenities thereof, as a result of the willful or negligent act or omission of the Tenant, its employees, agents, invitees or licensees; and from any injury to any employee, agent, invitee or licensee, of the Tenant, including death resulting at any time therefrom, occurring on or about the Leased premises. Notwithstanding anything else herein contained, this indemnity shall survive the expiry or earlier termination of this Lease, in respect of any of the foregoing circumstances during the Term.

                     ARTICLE X - DAMAGE AND DESTRUCTION

Abatement of Rent
    10.01 If the Building or any portion thereof is damages or destroyed by fire or by other casualty against which the Landlord is required to insure for hereunder, Rent shall abate in proportion to the area of that portion of the Building which, in the reasonable opinion of the Landlord, is thereby rendered unfit for the purposes of the Tenant bears to the area of the entire Building until the Building is repaired and rebuilt as certified by the Landlord's architect and the Landlord agrees that it will, with reasonable diligence, repair, restore and rebuild the Building. The Landlord's obligation to rebuild and restore the Building shall not include the obligation to rebuild, restore, replace or repair any chattel, fixture, Leasehold Improvement, or any other thing that is the property of the Tenant and/or for which the Tenant is to maintain insurance under Section 9.01(b), (in this Section collectively called "Tenant's Improvements"); the Building shall be deemed restored and rebuild when the Landlord's Architect certifies that the Building has been substantially restored and rebuilt to the state where the Tenant could occupy it for the purpose of the rebuilding, restoring, replacing or repairing the Tenant's Improvements. The issuance of the Architect's certificate shall not relieve the Landlord of its obligation to complete the rebuilding and restoration as aforesaid, but the Tenant shall forthwith after issuance of the certificate proceed to rebuild, restore, replace and repair the Tenant's Improvements, and the provisions of Section 6.04 shall apply to such work, mutatis mutandis.

Termination
    10.02 Notwithstanding the provisions of Section 10.01 hereof:

         (i) if the Building or any portion hereof is damaged or destroyed by any cause whatsoever and cannot in the reasonable opinion of the Landlord be rebuilt or made fit for the purposes of the Tenant as aforesaid within one hundred and eighty (180) days from the date of damage or destruction, the Landlord instead of rebuilding or making the Building fit for the Tenant or the Tenant may, at their option, terminate this Lease by giving to the other, within forty-five (45) days after the date of such damage or destruction, notice of termination and thereupon Rent shall be apportioned and paid to the date o f such damage or destruction and the Tenant shall immediately deliver up possession of the Leased Premises to the Landlord.

         (ii) If the Building or any portion thereof is damaged or destroyed by an uninsured peril, the Landlord instead of rebuilding or making the Building fit for the Tenant may, at its option terminate this Lease by giving to the Tenant within forty-five (45) days after the date of such damage or destruction, notice of termination and thereupon Rent shall be apportioned and paid to the date of such damage or destruction and the Tenant shall immediately deliver up possession of the Leased Premises to the Landlord.

    If neither the Landlord nor the Tenant has elected to terminate the Lease, the Landlord shall repair and rebuild the Building and Rent shall abate in accordance with the provisions of Section 10.01 hereof.

    Notwithstanding anything herein contained, the Tenant shall be entitled to exercise its option in Schedule "E" and upon the exercise of such option the Tenant shall be entitled to all proceeds of the insurance payable to the Landlord or the Tenant under this Lease.

                            ARTICLE XI - DEFAULT

Events of Default
    11.01 An "Event of Default" shall occur whenever:

         (a) the Tenant fails to pay the Rent hereby reserved or any part thereof on the day appointed for payment thereof, whether lawfully demanded or not and such failure continues for three (3) days after written notice from the Landlord (provided that if the Landlord shall have been required to give notice to the Tenant pursuant to this paragraph on three (3) occasions in any Year of the Term, the Landlord shall have no further obligation to give notice hereunder);

         (b) the Tenant shall have breached or failed to comply with any of its covenants and agreements contained in this Lease (save for non-payment of Rent) and shall have failed to remedy such breach or non-compliance within fifteen (15) days (or such longer period as the Landlord may reasonably determine, having regard to the nature of the default) after written notice thereof given by the Landlord to the Tenant;

         (c) the Tenant shall make any assignment for the benefit of creditors or become bankrupt (and such bankruptcy is not being diligently contested by the Tenant) or insolvent or take the benefit of any act now or hereinafter in force for bankrupt or insolvent debtors;

         (d) the Tenant is a corporation and any order shall be made for the winding up of the Tenant or other termination of the corporate existence of the Tenant;

         (e) the Tenant makes or attempts to make a sale of all or substantially all of its assets outside the ordinary course of its business regardless of where they are situated;

         (f) a trustee, receiver, interim receiver, receiver and manager, custodian or liquidator is appointed for all or substantially all of the business, property, affairs or revenue of the Tenant and such appointment is not revoked within thirty (30) days of the date of such appointment;

         (g) this Lease or any of the Tenant's assets on the Leased Premises are taken or seized under writ of execution, an assignment, pledge, charge, debenture or other security instrument, which taking or seizure is not being contested by the Tenant.

         (h)  the Tenant abandons or attempts to abandon the Leased
              Premises;

         (i) the Leased Premises shall be used by any person other than the Tenant, the Tenant's permitted assignees or for any purpose other than that for which the Leased Premises were let;

         (j) any insurance policy on the Building or any part thereof shall be canceled or shall be threatened by the insurer to be canceled or the coverage thereunder reduced in any way by the insurer by reason of the use or occupation of the Leased Premises or any part thereof by the Tenant and the Tenant shall have failed to remedy the condition giving rise to cancellation, threatened cancellation or reduction of coverage within forty-eight (48) hours written notice given by the Landlord to the Tenant;

         (k) the Tenant sells or disposes of the goods, chattels or equipment in the Leased Premises or removes, commences or threatens to remove them from the Leased Premises so that in the opinion of the Landlord (acting reasonably) there would not, in the event of such sale, disposal or removal, be sufficient goods on the Leased Premises subject to distress which would satisfy all Rent due or accruing hereunder for a period of six (6) months;

         (1) the Tenant shall at any time during the Term use the Leased Premises, whether within the use permitted by
              Section 8.01 or not, which imposes on the Landlord any obligation to modify, extend, alter or replace any part of the Leased Premises or any of the machinery, equipment or other facilities used in connection with the Leased Premises and the Tenant, at the request of the Landlord has not diligently commenced to carry out such work;

         (m) The Leased Premises are vacant for any period in excess of fifteen (15) days other than during repairs or renovations.

    Upon the occurrence of an Event of Default, the then current month's Rent and next ensuing three (3) months' Rent shall immediately become due and be paid by the Tenant to the Landlord as accelerated Rent and the Landlord may immediately distrain for the same together with any Rent arrears then unpaid.

Right of Re-entry
    11.02  (a)  Upon the occurrence of an Event of Default, the
                Landlord may at any time thereafter, without notice to the Tenant, re-enter the Leased Premises or any part thereof in the name of the whole and terminate this Lease and all the rights of the Tenant thereunder.

           (b) If and whenever the Landlord exercises its option to re-enter the Leased Premises and terminate this Lease pursuant to paragraph (a) of this section 11.02:

                (i) the Tenant shall immediately vacate the Leased Premises and the Landlord may remove or cause to be removed from the Leased Premises the Tenant or any other occupant or occupants thereof and may remove all property therefrom and sell or dispose of it as the Landlord considers appropriate without liability for loss or damage and without prejudice to the rights of the Landlord to recover arrears of Rent or damages incurred by the Landlord;

                (ii) the Landlord shall be immediately entitled to the
                     payment of Rent up to the date of termination together with all expenses incurred by the Landlord in such termination and the value of the Rent, calculated at the date of termination, for the unexpired portion of the Term.

Reletting
    11.03 At any time when the Landlord is entitled to re-enter the Leased Premises or terminate this Lease, the Landlord may without notice to the Tenant and without terminating the Lease enter upon and take custody of the Leased Premises in the name of and as agent of the Tenant, together with all the Tenant's improvements, fixtures and furnishings, and sublet the Leased
    Premises in the name of and as the agent of the Tenant on whatever terms the Landlord may deem appropriate but no such action by the Landlord shall waive any of the obligations of the Tenant or the subsequent exercise of any of the Landlord's remedies for default. If the Landlord shall sublet the Leased Premises as aforesaid, the Landlord shall be entitled to receive all sublease rent and apply the same in its discretion to any indebtedness of the Tenant to the Landlord hereunder, and the payment of any costs and expenses of reletting, and the Landlord shall be liable to account to the Tenant only for the excess, if any, of monies actually received by it. If the sublease rent is less than is necessary to pay and discharge all the then existing and continuing obligations of the Tenant hereunder, the Tenant shall pay such deficiency from time to time upon demand to the Landlord. Notwithstanding any such re-entry and subletting without termination, the Landlord may at any time thereafter terminate this Lease by reason of the previous or any other default under the Lease and the provisions of Section 11.02 shall apply.

Distress
    11.04 The Tenant waives and renounces the benefit of any present or future statute taking away or limiting the Landlord's right of distress, and covenants and agrees that notwithstanding any such statute none of the goods and chattels of the Tenant on the Leased Premises at any time during the Term shall be exempt from levy by distress for rent in arrears.

Right of Landlord
to Cure Defaults
    11.05 If the Tenant fails to perform or cause to be performed any of the covenants or obligations of the Tenant herein, the Landlord shall have the right (but shall not be obligated) to perform or cause to be performed and to do or cause to be done such things as may be necessary or incidental thereto (including without limiting the foregoing, the right to make repairs, installations, erections and expend monies) and all payments, expenses, charges, fees and disbursements incurred or paid by or on behalf of the Landlord in respect thereof shall be paid by the Tenant to the Landlord within ten (10) days written demand therefor together with reasonable administrative costs of the Landlord in respect thereof.

Remedies Not Exclusive
    11.06 Mention in this Lease of any particular remedy or remedies in respect of any default or threatened default by the Tenant in the performance of its obligations shall not preclude the Landlord from exercising, or limit the extent of, any other remedy in respect thereof, whether at law, in equity or pursuant to any express provision hereof. No remedy shall be interpreted as exclusive or dependent upon any other remedy, but the Landlord may from time to time exercise any one or more of such remedies independently or in combination.

Non-Waiver
    11.07 No condoning, excusing or overlooking by the Landlord or any default, breach or non-observance by the Tenant at any time or times in respect of any covenant, proviso or condition herein contained shall operate as a waiver of the Landlord's rights hereunder in respect of any continuing or subsequent default, breach or non-observance, or so as to defeat or affect in any way the rights of the Landlord herein in respect of any such continuing or subsequent default or breach, and no waiver shall be inferred from or implied by anything done or omitted by the Landlord save only an express waiver in writing.

Recovery of
Adjustments
    11.08 The Landlord shall have (in addition to any other right or remedy of the Landlord) the same rights and remedies in the event of default by the Tenant in payment of any amount payable by the Tenant hereunder as the Landlord would have in the case of default in payment of Rent.

              ARTICLE XII - SUBORDINATION AND ACKNOWLEDGMENTS

Mortgages
    12.01 At the option of the Landlord, this Lease shall be subject and subordinate to any and all mortgages, charges and deeds of trust, which may now or at any time hereafter affect the Leased Premises in whole or in part, or the Lands, or the Building whether or not any such mortgage, charge or deed of trust affects only the Leased Premises or the Lands or the Building or affects other premises as well. On request at any time and from time to time of the Landlord or of the mortgagee, chargee or trustee under any such mortgage, charge or deed of trust, the Tenant shall promptly, at no cost to the Landlord or mortgagee, chargee or trustee:

         (a) attorn to such mortgagee, chargee or trustee and become its tenant of the Leased Premises or the tenant of the Leased Premises of any purchaser from such mortgagee, chargee or trustee in the event of an exercise of any permitted power of sale contained in any such mortgage, charge or deed of trust for the then unexpired residue of the Term on the terms herein contained; and/or

         (b) postpone and subordinate this Lease to such mortgage, charge or deed of trust to the intent that this Lease and all right, title and interest of the Tenant in the Leased Premises shall be subject to the rights of such mortgagee, chargee or trustee as fully as if such mortgage, charge or deed of trust had been executed and registered and the money thereby secured had been advanced before the execution of this Lease (and notwithstanding any authority or consent of such mortgagee, or trustee, expressed or implied, to the making of this Lease).

    Any such attornment or postponement and subordination shall extend to all renewals, modifications, consolidations, replacements and extension of any such mortgage, charge or deed of trust and every instrument supplemental or ancillary thereto or in implementation thereof. The Tenant shall forthwith execute an instruments of attornment or postponement and subordination which may be so requested to give effect to this Section.

    The Landlord shall obtain a non-disturbance agreement from any security holder with an interest registered against the Leased Premises as of the date of this Lease wherein such security holder agrees in writing with the Tenant that the Tenant's possession of the Leased Premises shall not be disturbed as long as the Tenant is not in default of the Lease.

Certificates
    12.02 The Tenant shall execute and deliver to the Landlord at any time and from time to time at no cost to the Landlord and upon not less than ten (10) days' prior notice, a statement in writing certifying that this Lease is unmodified and in full force and effect (or if modified, stating the modifications and that the Lease is in full force and effect as modified), the amount of the annual Basic Rent then being paid hereunder, the dates to which the same, by instalment or otherwise, and other charges hereunder have been paid, whether or not there is any existing default on the part of the Landlord of which the Tenant has notice, and any other information reasonably required.

                     ARTICLE XIII - ACCESS BY LANDLORD

Entry by Landlord
    13.01 The Tenant shall permit the Landlord and its agents employees or workmen to enter upon the Leased Premises at any reasonable time and from time to time upon forty-eight (48) hours prior notice to the Tenant for the purpose of inspecting and making repairs, alterations or improvements to the Leased Premises and the Tenant shall not be entitled to any compensation for any inconvenience, nuisance or discomfort occasioned thereby. In order to protect the confidentiality of the Tenant's business being conducted on the Leased Premises, any entry by the Landlord or its agents, employees or workmen (except in cases of emergency) shall be in the presence of a representative of the Tenant and the Landlord and its agents, employees or workmen shall not make any type of reproductive matter in respect of the operation of the Tenant's business on the Leased Premises.

Exhibiting Leased Premises
    13.02 The Tenant shall permit the Landlord or its agents to exhibit the Leased Premises to prospective tenants during the last six (6) months of the Term or any renewal thereof, upon reasonable prior notice.

    In order to protect the confidentiality of the Tenant's business being conducted on the Leased Premises, any entry by the Landlord or its agents shall be in the, presence of representative of the Tenant and the Landlord and its agents shall not make any type of reproductive matter in respect of the operation of the Tenant's business on the Leased Premises.

                ARTICLE XIV - REPRESENTATIONS AND WARRANTIES

Representations and
Warranties of Title
    14.01 The Landlord represents and warrants that it has or will have, at the commencement of the Term of this Lease, a good and marketable title to the Lands, subject only to the following, (none of which will interfere with the development situate on the
Lands:

         (a) Any rights of way and/or easements for the benefit of the Landlord and Tenant in common with others to serve the Leased Premises and/or adjoining or surrounding lands for the free and unobstructed ingress and egress of vehicular traffic and for the installation, repair and replacement of underground services including hydro, telephone, sanitary and storm sewers, natural gas and water lines;

         (b) Service easements in favour of Bell Telephone, Hydro Electric Power Commission, City of North York, in the Municipality of Metropolitan Toronto, and easements for sewer or water easements for serving the Lands or adjoining lands;

         (c) Private deed restrictions (if any) which will have been complied with prior to the commencement of the Term herein;

         (d) The financial agreement and/or subdivision agreement between the developer and the City of North York and/or the Municipality of Metropolitan Toronto, (the provisions of which will have been complied with by the developer and/or the Landlord prior to the commencement of the Term, including the installation of all services and the discharge of all financial obligations thereunder, it being intended that the Tenant shall not be required to pay for or perform any part of any of the said agreements);

         (e)  The Toronto Airport zoning regulations (if applicable);
              and

         (f) Any mortgage or charge entered into from time to time by the Landlord.

    The Tenant acknowledges that some or all of the foregoing encumbrances may not have been registered as of the commencement of the Term and agrees to postpone its leasehold interest herein and/or to execute such consents and/or postponements as may be necessary to give effect to the provisions of this Section 14.01.

                         ARTICLE XV - MISCELLANEOUS

Notice
    15.01 (a)  Any notice, request, statement or other writing pursuant to this Lease shall be deemed to have been given if sent by registered prepaid post as follows:

          TO:  ORLANDO CORPORATION
               6205 Airport Rd.,
               Mississauga, Ontario, L4V IE3
              or such other address as the Landlord shall notify the Tenant in writing any time or from time to time;

              TO:   THE TENANT
              ----- at the Leased Premises

              and such notice shall be deemed to have been received by the Landlord or the Tenant, as the case may be, on the third business day after the date on which it shall have been so mailed (in the event that there is an interruption of postal service, the aforesaid period shall be extended for a period equivalent to the period of interruption).

         (b) Notice shall also be sufficiently given if and when the same shall be delivered, in the case of notice to the Landlord, to an executive officer of the Landlord, and in the case of notice to the Tenant, to him personally or to an executive officer of the Tenant if the Tenant is a corporation. Such notice, if delivered, shall be conclusively deemed to have been given and received at the time of such delivery. If in this Lease two or more persons are named as Tenant, such notice shall also be sufficiently given if and when the same shall be delivered personally to any one of such persons. Provided that either party may, by notice to the other, from time to time designate another address in Canada to which notices mailed more than ten (10) days thereafter shall be addressed.

Registration
    15.02 The Tenant covenants and agrees with the Landlord that the Tenant will not register or record this Lease against the title to the Lands except by way of notice which shall be subject to the approval of the Landlord and which shall only describe the parties, the Leased Premises, the Term and any renewals or options. The Tenant and the Landlord agree to execute a short form of Lease prepared by the Landlord (or by the Tenant subject to the approval of the Landlord) and at each party's own expense setting out the aforesaid details within ten (10) days of written request therefor.

Planning Act
    15.03 Where applicable, this Lease shall be subject to the condition that it is effective only if The Planning Act is complied with. Pending such compliance, the Term and any renewal periods shall be deemed to be for a total period of one (1) day less than the maximum lease term permitted by law without such compliance.

Interpretation
of Lease
    15.04 All of the provisions contained in this Lease are to be construed as covenants and agreements and if any provision is illegal or unenforceable it shall be considered separate and severable from the remaining provisions which shall remain in force and be binding upon the Landlord and the Tenant.

Overholdinq
    15.05 if the Tenant shall continue to occupy all or part of the Leased Premises after the expiration of this Lease with the consent of the Landlord, and without any further written agreement, the Tenant shall be a monthly tenant at fair market rent for similar term, premises and location as the Leased Premises.

Unavoidable
Delays
    15.06 whenever and to the extent the Landlord is unable to fulfill or shall be delayed or restricted in the fulfillment of any obligation hereunder by reason of being unable to obtain the material, goods, equipment, service, utility or labour required to enable it to fulfill such obligation or by reason of any statute, law, regulation, by-law or order or by reason of any other cause beyond its reasonable control, whether of the same nature as the foregoing or not, the Landlord shall be relieved from the fulfillment of such obligation and the Tenant shall not be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned. There shall be no deduction from the Rent or other monies payable hereunder by reason of any such failure or cause.

Evidence
of Payments
    15.07 The Tenant shall produce to the Landlord upon request, satisfactory evidence of due payment by the Tenant of all payments required to be made by the Tenant under this Lease.

Lien
    15.08 As security for the due payment by the Tenant of the Rent reserved hereunder and the performance by the Tenant of all covenants, agreements, provisoes and conditions of the Tenant to be performed hereunder, the Tenant hereby grants to the Landlord a lien and charge on all goods, chattels, trade fixtures, furniture, equipment and inventory of the Tenant situate on, in or about the Leased Premises or elsewhere. Such lien and charge shall constitute a security agreement within the meaning of The Personal Property Security (Ontario) and on default of the Tenant hereunder the Landlord shall have, in addition to any other rights and remedies it may be entitled to under this Lease or otherwise, all the rights and remedies of a secured party under The Personal Property Security Act. The Landlord hereby postpones the within lien to any financing obtained by the Tenant with respect to the conduct of the Tenant's business, with the intent that the Landlord's lien hereunder shall be second in priority to such financing. At the request of the Tenant, the Landlord will provide the Tenant's lender with a postponement of its interest as herein provided within five (5) days of delivery of such postponement to the Landlord.

Time of
Essence
    15.09 Time shall be of the essence of this Lease.


Law
    15.10 This Lease shall be governed by and construed in accordance with the laws of the Province of Ontario.

Captions
    15.11 The captions appearing in the margin of this Lease have been inserted as a matter of convenience and for reference only and in no way define, limit or enlarge the scope of meaning of this Lease nor any of the provisions hereof.

Joint and
Several Liability
    15.12 If the Tenant shall be comprised of more than one (1) person, the liability of each such person under this Lease shall be joint and several.

Tenant
Partnership
    15.13 If the Tenant shall be a partnership, each person who shall be a member of such partnership or successor thereof shall be and continue to be jointly and severally liable for the performance and observance of all covenants, obligations and agreements of the Tenant under this Lease even if such person ceases to be a member of such partnership or successor thereof.

Environmental
    15.14 The Landlord shall cause a "Phase I" environmental investigation to be made of the Leased Premises. If contaminants or hazardous wastes are found in levels exceeding the Ministry of Environment Guide levels for commercial/industrial property, the Landlord, at its option, shall either remove such hazardous wastes or contaminants or terminate this Lease provided such termination occurs on or before the 14th day of March, 1993.

Entire Agreement
    15.15 The Tenant acknowledges that there gave been no representations made by the Landlord which are not set out in the Lease. The Tenant further acknowledges that the Lease constitutes the entire agreement between the Landlord and Tenant and may not be modified except as herein explicitly provided or except by subsequent agreement in writing duly signed by the Landlord and the Tenant.

Effect  of Lease
    15.16 This indenture and everything herein contained shall extend to and bind and may

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

    be taken advantage of by the respective heirs, executors, administrators, successors and assigns, as the case may be, of each and every of the parties hereto, subject to the granting of consent by the Landlord as provided herein to any assignment or sublease, and where there is more than one tenant or there is a female party or a corporation, the provisions hereof shall be read with all grammatical changes thereby rendered necessary and all covenants shall be deemed joint and several.

Approval of the Landlord
    15.17 Wherever the approval or consent of the Landlord is required by the terms of this Lease, such approval or consent shall not be unreasonably or arbitrarily withheld or delayed unless otherwise expressly set out.

    IN WITNESS WHEREOF the parties hereto have executed this Lease.



LANDLORD:                         ORLANDO CORPORATION



                                  Per:/s/
                                      --------------------------------
                                       Authorized Signing Officer
                                       Name:
                                       Position:


                                  Per:/s/
                                      --------------------------------
                                       Authorized Signing Officer
                                       Name:
                                       Position:

                                  WE HAVE AUTHORITY TO BIND THE
                                  CORPORATION


TENANT:                           EXCELLE BRAND FOODS CORPORATION



Witness: /s/                           Per:/s/
        ---------------------------    --------------------------
                                       Authorized Signing Officer
                                       Name:
                                       Position:

                                  Per:/s/
                                      -----------------------------
                                       Authorized Signing Officer
                                       Name:
                                       Position:

                                  WE HAVE AUTHORITY TO BIND THE
                                  CORPORATION


                                      29